                                                                    EXHIBIT 20.1

                                                                       EXHIBIT C

          FORM OF MONTHLY SERIES 1996-1 CERTIFICATEHOLDERS' STATEMENT

                                 Series 1996-1

                      FIRST UNION NATIONAL BANK OF GEORGIA

                      ------------------------------------

                      FIRST UNION MASTER CREDIT CARD TRUST

                      ------------------------------------

          The information which is required to be prepared with respect to the distribution date of October 15, 1996 and with respect to the performance of the Trust during the related Monthly Period.

          Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

    A.    Information Regarding the Current Monthly Distribution (Stated on the
          basis of $1,000 Original Certificate Principal Amount)
            1 The amount of the current monthly distribution in
              respect of Class A Monthly Principal. . . . . . . . . . . . .                 0.00
                                                                                ----------------

            2 The amount of the current monthly distribution in
              respect of Class B Monthly Principal. . . . . . . . . . . . .                 0.00
                                                                                ----------------

            3 The amount of the current monthly distribution in
              respect of Collateral Monthly Principal . . . . . . . . . . .                 0.00
                                                                                ----------------

            4 The amount of the current monthly distribution in
              respect of Class A Monthly Interest . . . . . . . . . . . . .         4,204,997.74
                                                                                ----------------

            5 The amount of the current monthly distribution in
              respect of Class A Deficiency Amounts.  . . . . . . . . . . .                 0.00
                                                                                ----------------

            6 The amount of the current monthly distribution in
              respect of Class A Additional Interest. . . . . . . . . . . .                 0.00
                                                                                ----------------

            7 The amount of the current monthly distribution in
              respect of Class B Monthly Interest . . . . . . . . . . . . .           351,322.91
                                                                                ----------------

            8 The amount of the current monthly distribution in
              respect of Class B Deficiency Amounts . . . . . . . . . . . .                 0.00
                                                                                ----------------

            9 The amount of the current monthly distribution in
              respect of Class B Additional Interest. . . . . . . . . . . .                 0.00
                                                                                ----------------

           10 The amount of the current monthly distribution in
              respect of Collateral Monthly Interest. . . . . . . . . . . .           507,479.18
                                                                                ----------------

           11 The amount of the current monthly distribution in
              respect of any accrued and unpaid Collateral
              Monthly Interest  . . . . . . . . . . . . . . . . . . . . . .                 0.00
                                                                                ----------------

    B.    Information Regarding the Performance of the Trust

            1 Collection of Principal Receivables

              (a) The aggregate amount of Principal Collections
                  processed during the related Monthly Period
                  which were allocated in respect of the
                  Class A Certificates. . . . . . . . . . . . . . . . . . .        70,872,060.74
                                                                                ----------------

              (b) The aggregate amount of Principal Collections
                  processed during the related Monthly Period
                  which were allocated in respect of the
                  Class B Certificates. . . . . . . . . . . . . . . . . . .         5,798,644.16
                                                                                ----------------

              (c) The aggregate amount of Principal Collections
                  processed during the related Monthly Period
                  which were allocated in respect of the
                  Collateral Interest.. . . . . . . . . . . . . . . . . . .         9,234,846.83
                                                                                ----------------

            2 Principal Receivables in the Trust

              (a) The aggregate amount of Principal
                  Receivables in the Trust as of the end of the
                  day on the last day of the related Monthly
                  Period (ending Principal balance) . . . . . . . . . . . .     3,246,809,470.78
                                                                                ----------------

              (b) The amount of Principal Receivables in the
                  Trust represented by the Investor Interest of
                  Series 1996-1 as of the end of the day on the
                  last day of the related Monthly Period. . . . . . . . . .     1,115,151,821.00
                                                                                ----------------

              (c) The amount of Principal Receivables in the
                  Trust represented by the Series 1996-1
                  Adjusted Investor Interest as of the end of the
                  day on the last day of the related Monthly
                  Period. . . . . . . . . . . . . . . . . . . . . . . . . .     1,115,151,821.00
                                                                                ----------------

              (d) The amount of Principal Receivables in the
                  Trust represented by the Class A Investor
                  Interest as of the end of the day on the last
                  day of the related Monthly Period. . . . . . . . . .            920,000,000.00
                                                                                -----------------

              (e) The amount of Principal Receivables in the
                  Trust represented by the Class A Adjusted
                  Investor Interest as of the end of day on the
                  last day of the related Monthly Period.  . . . . . .            920,000,000.00
                                                                                -----------------

              (f) The amount of Principal Receivables in the
                  Trust represented by the Class B Investor
                  Interest as of the end of the day on the last
                  day of the related Monthly Period. . . . . . . . . .             75,273,000.00
                                                                                -----------------

              (g) The amount of Principal Receivables in the
                  Trust represented by the Collateral Interest as
                  of the end of the day on the last day of the
                  related Monthly Period.  . . . . . . . . . . . . . .            119,878,821.00
                                                                                -----------------

              (h) The Floating Investor Percentage with respect
                  to the related Monthly Period. . . . . . . . . . . .                     34.23%
                                                                                -----------------

              (i) The Class A Floating Allocation with respect
                  to the related Monthly Period. . . . . . . . . . . .                     28.24%
                                                                                -----------------

              (j) The Class B Floating Allocation with respect
                  to the related Monthly Period. . . . . . . . . . . .                      2.31%
                                                                                -----------------

              (k) The Collateral Floating Allocation with respect
                  to the related Monthly Period. . . . . . . . . . . .                      3.68%
                                                                                -----------------

              (l) The Fixed Investor Percentage with respect to
                  the related Monthly Period.  . . . . . . . . . . . .              N/A
                                                                                -----------------

              (m) The Class A Fixed Allocation with respect to
                  the related Monthly Period.  . . . . . . . . . . . .              N/A
                                                                                -----------------

              (n) The Class B Fixed Allocation with respect to
                  the related Monthly Period.  . . . . . . . . . . . .              N/A
                                                                                -----------------

              (o) The Collateral Fixed Allocation with respect to
                  the related Monthly Period.  . . . . . . . . . . . .              N/A
                                                                                -----------------

            3 Rebate Accounts

              The aggregate amount of                Aggregate                  Percentage of
              Principal Receivables arising in        Account                       Total
              Rebate Accounts with respect            Balance                    Receivables
              to the related Monthly Account          -------                    -----------
              Receivables                           136,566,259.52                 4.14%
                                                    --------------------------------------

            4 Delinquent Balances

              The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                                     Aggregate                  Percentage of
                                                      Account                       Total
                                                      Balance                    Receivables
                                                      -------                    -----------
              (a) 35 - 64 days:. . . .               62,350,603.56                 1.89%
                                                    --------------------------------------
              (b) 65 - 94 days:. . . .               38,717,532.69                 1.17%
                                                    --------------------------------------
              (c) 95 - 124 days:. . . .              28,134,496.26                 0.85%
                                                    --------------------------------------
              (d) 125 - 154 days:. . .               22,790,506.14                 0.69%
                                                    --------------------------------------
              (e) 155 - or more days days:           28,928,969.34                 0.88%
                                                    --------------------------------------
                           Total                    180,922,107.99                 5.49%
                                                    --------------------------------------

            5 Investor Default Amount

              (a) The Aggregate Investor Default Amount for
                  the related Monthly Period . . . . . . . . . . . . . . . .        5,891,701.51
                                                                                ----------------

              (b) The Class A Investor Default Amount for
                  the related Monthly Period . . . . . . . . . . . . . . . .        4,860,652.41
                                                                                ----------------

              (c) The Class B Investor Default Amount for
                  the related Monthly Period . . . . . . . . . . . . . . . .          397,691.18
                                                                                ----------------

              (d) The Collateral Default Amount for
                  the related Monthly Period . . . . . . . . . . . . . . . .          633,357.91
                                                                                ----------------

            6 Investor Charge Offs

              (a) The aggregate amount of Class A Investor
                  Charge Offs for the related Monthly Period . . . . . . . .                0.00
                                                                                ----------------

              (b) The aggregate amount of Class A Investor
                  Charge Offs set forth in 5(a) above per $1,000
                  of original certificate principal amount . . . . . . . . .                0.00
                                                                                ----------------

              (c) The aggregate amount of Class B Investor
                  Charge Offs for the related Monthly Period  . . . . . . . .               0.00
                                                                                ----------------

              (d) The aggregate amount of Class B Investor
                  Charge Offs set forth in 5(c) above per $1,000
                  of original certificate principal amount. . . . . . . . . .               0.00
                                                                                ----------------

              (e) The aggregate amount of Collateral
                  Charge Offs for the related Monthly Period. . . . . . . . .               0.00
                                                                                ----------------

              (f) The aggregate amount of Class A Investor
                  Charge Offs reimbursed on the Transfer Date
                  immediately preceding this Distribution Date. . . . . . . .               0.00
                                                                                ----------------

              (g) The aggregate amount of Class A Investor
                  Charge Offs set forth in 5(g) above per $1,000
                  original certificate principal amount reimbursed
                  on the Transfer Date immediately preceding
                  this Distribution Date. . . . . . . . . . . . . . . . . . .               0.00
                                                                                ----------------

              (h) The aggregate amount of Class B Investor
                  Charge Offs reimbursed on the Transfer
                  Date immediately preceding this Distribution
                  Date. . . . . . . . . . . . . . . . . . . . . . . . . . . .               0.00
                                                                                ----------------

              (i) The aggregate amount of Class B Investor
                  Charge Offs set forth in 5(i) above per $1,000
                  original certificate principal amount
                  reimbursed on the Transfer Date
                  immediately preceding this Distribution Date. . . . . . . .               0.00
                                                                                ----------------

              (j) The aggregate amount of Collateral Charge
                  Offs reimbursed on the Transfer Date
                  immediately preceding this Distribution Date  . . . . . . .               0.00
                                                                                ----------------

            7 Investor Servicing Fee

              (a) The amount of the Class A Servicing Fee
                  payable by the Trust to the Servicer for the
                  related Monthly Period. . . . . . . . . . . . . . . . . . .        958,333.33
                                                                                ----------------

              (b) The amount of the Class B Servicing Fee
                  payable by the Trust to the Servicer for the
                  related Monthly Period. . . . . . . . . . . . . . . . . . .         78,409.38
                                                                                ----------------

              (c) The amount of the Collateral Servicing Fee
                  payable by the Trust to the Servicer for the
                  related Monthly Period. . . . . . . . . . . . . . . . . . .        124,873.77
                                                                                ----------------

              (d) the amount of Servicer Interchange payable
                  by the Trust to the Servicer for the related
                  Monthly Period. . . .. . . . . . . . . . . . . . . . . . .          696,969.89
                                                                                ----------------

            8 Reallocations

              (a) The amount of Reallocated Collateral
                  Principal Collections with respect to this
                  Distribution Date. . . . . . . . . . . . . . . . . . . . .                0.00
                                                                                ----------------

              (b) The amount of Reallocated Class B
                  Principal Collections with respect to this
                  Distribution Date. . . . . . . . . . . . . . . . . . . . .                0.00
                                                                                ----------------

              (c) The Collateral Interest as of the close of
                  business on this Distribution Date.  . . . . . . . . . . .      119,878,821.00
                                                                                ----------------

              (d) The Class B Investor Interest as of the close of
                  business on this Distribution Date.  . . . . . . . . . . .       75,273,000.00
                                                                                ----------------

            9 Collection of Finance Charge Receivables

              (a) The aggregate amount of Collections of
                  Finance Charge Receivables processed
                  during the related Monthly Period which were
                  allocated in respect of the Class A Certificates.  . . . .       11,590,816.09
                                                                                ----------------

              (b) The aggregate amount of Collections of
                  Finance Charge Receivables processed
                  during the related Monthly Period which were
                  allocated in respect of the Class B Certificates.  . . . .          948,342.93
                                                                                ----------------

              (c) The aggregate amount of Collections of
                  Finance Charge Receivable processed
                  during the related Monthly Period which were
                  allocated in respect of the Collateral Interest.   . . . .        1,510,318.88
                                                                                ----------------

           10 Principal Funding Account

              (a) The principal amount on deposit in the
                  Principal Funding Account on the related
                  Transfer Date. . . . . . . . . . . . . . . . . . . . . . .                0.00
                                                                                ----------------

              (b) The Accumulation Shortfall with respect to
                  the related Monthly Period . . . . . . . . . . . . . . . .                0.00
                                                                                ----------------

              (c) The Principal Funding Investment Proceeds
                  deposited in the Finance Charge Account on
                  the related Transfer Date. . . . . . . . . . . . . . . . .                0.00
                                                                                ----------------

              (d) The amount of all or the portion of the
                  Reserve Draw Amount deposited in the
                  Finance Charge Account on the related
                  Transfer date from the Reserve Account.  . . . . . . . . .                0.00
                                                                                ----------------

           11 Reserve Draw Amount                                                           0.00
                                                                                ----------------

           12 Available Funds

              (a) The amount of Class A Available Funds on
                  deposit in the Finance Charge Account on
                  the related Transfer Date. . . . . . . . . . . . . . . . .       11,590,816.09
                                                                                ----------------

              (b) The amount of Class B Available Funds on
                  deposit in the Finance charge Account on
                  the related Transfer Date . . . . . . . . . . . . . . . .           948,342.93
                                                                                ----------------

              (c) The amount of Collateral Available Funds on
                  deposit in the Finance Charge Account on
                  the related Transfer Date . . . . . . . . . . . . . . . .         1,510,318.88
                                                                                ----------------

           13 Portfolio Yield

              (a) The Portfolio Yield for the related Monthly
                  Period. . . . . . . . . . . . . . . . . . . . . . . . . .                9.53%
                                                                                ----------------

              (b) The Portfolio Adjusted Yield for the related
                  Monthly Period. . . .. . . . . . . . . . . . . . . . . . .               2.70%
                                                                                ----------------

    C.    Floating Rate Determinations

            1 LIBOR for the Interest Period ending on this
              Distribution Date . . . . . . . . . . . . . . . . . . . . . .             5.50391%
                                                                                ----------------

            2 Number of days in this interest period. . . . . . . . . . . .                   29
                                                                                ----------------

            3 Interest Factor. . . . . . . . . . . . . . . . . . . . . . . .            0.54491%
                                                                                ----------------

    D.    CUSIP Numbers

            1 Class A.. . .. . . . . . . . . . . . . . . . . . . . . . . . .           337365AA8
                                                                                ----------------

            2 Class B.. . .. . . . . . . . . . . . . . . . . . . . . . . . .           337365AB6
                                                                                ----------------

                                       FIRST UNION NATIONAL BANK OF
                                       GEORGIA,
                                       Servicer



                                       By:  /s/ JAMES H. GILBRAITH II
                                          ------------------------------------


                                       James H. Gilbraith II
                                       Vice President and Managing Director
                                       First Union National Bank of Georgia